                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 16, 2001

                                  I-many, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-30883                                 01-0524931
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      (Commission File Number              (I.R.S. Employer Identification No.)

       537 Congress Street
       5th Floor
       Portland, Maine                                 04101-3353
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(Address of Principal Executive Offices)              (Zip Code)
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                                 (207) 774-3244
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On August 16, 2001, the Registrant completed its acquisition of Provato, Inc., a California corporation ("Provato"), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of June 26, 2001 (the "Merger
Agreement"), by and among the Registrant, Lunalight, Inc., a wholly-owned subsidiary of the Registrant ("Merger Sub"), and Provato. At the effective time of the merger (the "Merger"), Merger Sub was merged with and into Provato, which is continuing in existence as the surviving corporation.

         The purchase price of the transaction consisted of 1,980,298 shares of the Registrant's common stock valued at approximately $11.2 million, the assumption of approximately $1.0 million of liabilities, and $1.7 million in convertible notes issued by the Registrant to Provato during the two month period immediately preceding the Merger. In connection with the Merger, the Registrant expects to incur transaction costs of $1.7 million, which includes approximately $1.2 million of Provato's merger-related costs.

         The Merger is intended to qualify as a tax-free reorganization within the meaning of Sections 361 and 368 of the Internal Revenue Code of 1986, as amended. The Registrant expects to treat the Merger as a purchase for accounting purposes. The Registrant used authorized but previously unissued shares of its common stock as consideration in the Merger.

         The terms of the Merger Agreement and the Merger were determined on the basis of "arm's-length" negotiations among the parties. The board of directors of the Registrant and the board of directors and the stockholders of Provato approved the Merger Agreement and the Merger. Prior to the execution of the Merger Agreement, none of the Registrant, its affiliates, officers or directors or any associate of any such officer or director, had any material relationship with Provato or any of Provato's other stockholders.

         Prior to the merger, Provato provided solutions for improving the value of negotiated relationships between businesses. Provato focused on delivering contract management and compliance solutions to Fortune 1000 companies in contract-intensive industries like Consumer Packaged Goods, Electronics,
Aerospace, Telecommunications, and Financial Services. The Registrant currently intends to continue to use the tangible assets of Provato and its intellectual property substantially in the same manner in which they were used by Provato immediately prior to the Merger.

         The foregoing discussion of the Merger Agreement does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed herewith.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

            The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange
Act of 1934, as amended (the "Exchange Act"), if any such information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

        (b) PRO FORMA FINANCIAL INFORMATION

            The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 60 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

                                      -2-
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        (c) EXHIBITS

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit
Index is incorporated herein by reference. Documents identified by footnotes are not being filed herewith and, pursuant to Rule 12b-32 under the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange
Commission. The Registrant's file number under the Exchange Act is 000-30883.
Omitted schedules shall be furnished to the Securities and Exchange Commission upon request.





                                      -3-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   I-MANY, INC.

Date: August 30, 2001              By: /s/ PHILIP M. ST. GERMAIN
                                      -----------------------------------------
                                      Philip M. St. Germain
                                      CHIEF FINANCIAL OFFICER


                                      -4-
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                                  EXHIBIT INDEX

Exhibit No.   Description
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
2.1           Amended and Restated  Agreement  and Plan of Merger,  dated as of June 26, 2001,  by and among the Registrant,  Lunalight,  Inc., a wholly-owned subsidiary of the Registrant, and
              Provato, Inc.

99.1          Press Release dated August 20, 2001.
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